Delaware Funds by Macquarie®

Supplement to the current Summary Prospectus for each Delaware Fund (each, a “Fund”)

Effective immediately, each Fund’s address for receiving regular mail and mail by overnight courier service has changed.

All regular mail must be sent to:

Delaware Funds by Macquarie, P.O. Box 534437, Pittsburgh, PA 15253-4437

All mail by overnight courier service must be sent to:

Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262

Accordingly, all references to “P.O. Box 9876, Providence, RI 02940-8076” are replaced with “P.O. Box 534437, Pittsburgh, PA 15253-4437”. Likewise, all references to “4400 Computer Drive, Westborough, MA 01581-1722” are replaced with “Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262”.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.
Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 23, 2022.